SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C.  20549


                                     FORM 8-K


                                  CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the Securities
                               Exchange Act of 1934


                                 January 4, 1996
                 Date of Report (Date of earliest event reported)


                                MASCO CORPORATION
              (Exact name of registrant as specified in its charter)


            Delaware                    1-5794                 38-1794485
         (State of other            (Commission File         (IRS Employer
          jurisdiction of            Number)                  Identification
          incorporation)                                      Number)



          21001 Van Born Road, Taylor, Michigan                  48180
         (address of principal executive offices)                 (Zip Code)



                              (313) 274-7400
               (Registrant's telephone number, including area code)

Item 5.     OTHER EVENTS

      On January 4, 1996, the Registrant issued the press release attached as
Exhibit 99.a hereto with respect to the proposed divestiture of its Home Furnishings Group.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits. The following exhibit is filed herewith:

            99.a  Press Release dated January 4, 1996

                                     SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MASCO CORPORATION


                                    By:   /S/RICHARD G. MOSTELLER
                                          Richard G. Mosteller
                                          Senior Vice President -
                                          Finance


Date: January 11, 1996

                                   EXHIBIT INDEX


99.a  Press Release dated January 4, 1996